                                                                   EXHIBIT 10.25

[WILLCOX INCORPORATED LETTERHEAD]


REINSURED:             SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE,
(Eff. 12/31/96)        AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                       AND/OR S.C.P.I.E. MANAGEMENT COMPANY,
                       AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                       AND/OR FG CASUALTY COMPANY,
                       AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
                       AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                       BEVERLY HILLS, CALIFORNIA


TYPE:                  REINSTATEMENT/RETROACTIVE/AGGREGATE EXTENSION
                       EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED:
                       Physicians and Surgeons Comprehensive
                       Professional and Business Liability
                       Policies, including Clinics and Clinical
                       Laboratories, Professional and Business
                       Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM:                  January 1, 1995 to December 31, 1999.

EXCLUSIONS:            1.      Insolvency Funds.
                       2.      Nuclear Incident - Liability - Reinsurance.


                       Section (A) Reinstatement Premium Protection:

LIMITS:                Whereas the Company has purchased Excess
(Eff. 12/31/96)        of Loss Reinsurance for limits of $3,000,000 excess of
                       $2,000,000, each occurrence, $5,000,000 excess of $5,000,000 each occurrence, and $10,000,000 excess of $10,000,000 each occurrence, and in the event of loss elects reinstatement thereunder must pay to the Reinsurers thereon an additional premium as called for in the original contracts. In such event, the Reinsurers hereunder shall pay to the Company the following maximum amounts:

LIMITS:
(Eff. 12/31/96)
(Cont'd)                         $3,000,000          $5,000,000        $10,000,000
                                      xs                  xs               xs
                                 $2,000,000          $5,000,000        $10,000,000
                                 ----------          ----------        -----------
          1987 1st Reinst.       $1,862,696          $509,137               Nil
               2nd Reinst.       $2,794,043               Nil               Nil

          1988 1st Reinst.       $2,118,125          $578,954               Nil
               2nd Reinst.       $3,262,500               Nil               Nil

          1989 1st Reinst.       $2,175,000          $994,500               Nil
               2nd Reinst.       $3,262,500               Nil               Nil

          1990 1st Reinst.       $1,687,896          $500,000               Nil
               2nd Reinst.       $2,531,844               Nil               Nil

          1991 1st Reinst.       $1,533,062          $500,000               Nil
               2nd Reinst.       $2,299,592               Nil               Nil

          1992 1st Reinst.       $1,462,500          $425,000          $450,000
               2nd Reinst.       $2,193,750               Nil               Nil

          1993 1st Reinst.       $1,672,391          $450,000          $557,463
               2nd Reinst.       $2,508,586               Nil               Nil

          1994 1st Reinst.       $1,791,639          $450,000          $581,504
               2nd Reinst.       $2,687,459               Nil               Nil

          1995 1st Reinst.       $1,771,431          $450,000          $610,838
               2nd Reinst.       $2,834,290               Nil               Nil

          1996 1st Reinst.       $1,471,706          $440,000          $579,626
               2nd Reinst.       $2,354,730               Nil               Nil


(Eff. 12/31/96)    Section (B) Retroactive Liability:

                   In consideration for the premium outlined below, the Reinsurers hereon agree to assume retroactively for the years 1989, 1990, 1991 and 1992, the limits of $1,000,000 excess of
                   $1,000,000 each occurrence and for the years 1987 through 1993 the limits of $3,000,000 excess of $2,000,000, each occurrence, each policy, subject to a maximum amount recoverable under this Section of $10,000,000 in all during the term of this Contract.


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


LIMITS:
(Eff. 12/31/96)   Section (C) First Excess Aggregate Extension:
(Cont'd)
                  In consideration for the premium outlined below, the Reinsurers hereon agree to provide the Company with additional aggregate extension limit for the layer $1,000,000 excess of $1,000,000, each occurrence, separately for the years 1991, 1992, 1993, 1994, 1995 and 1996 such additional limit being $5,000,000 excess of $8,500,000 or 182.5% of Gross Reinsurance
                  Premium Earned during each contract term, whichever is the greater, subject to a maximum amount recoverable under this Section of $10,000,000 in all during the term of this Contract.

                  Notwithstanding the individual limitations of each Section outlined above, the Maximum Amount Recoverable hereunder shall not exceed $35,000,000 in all during the term of this Contract.

WARRANTY:         With the exception of the coverage provided under Section (B),
(Eff. 12/31/96)   the Company deems to have carried the following additional reinsurances:

                   1987  -  $1,000,000 excess of $1,000,000, each occurrence.

                   1988  -  $1,000,000 excess of $1,000,000, each occurrence.

                   1989  -  $1,000,000 excess of $1,000,000, each occurrence
                            (Commuted as of 12/31/93).

                   1990  -  $1,000,00 excess of $1,000,000, each occurrence.
                            (Commuted as of 12/31/94).

                   1991  -  $1,000,000 excess of $1,000,000, each occurrence.
                            (Commuted as of 12/31/95).
                            $8,000,000 excess of $2,000,000, each occurrence, each policy. (Commuted as of 12/31/95)

                   1992  -  $1,000,000 excess of $1,000,000, each occurrence.
                            $8,000,000 excess of $2,000,000, each occurrence, each policy. (Commuted as of 12/31/95)

                   1993  -  $1,000,000 excess of $1,000,000, each occurrence.
                            $8,000,000 excess of $2,000,000, each occurrence, each policy. (Commuted as of 12/31/95)

                   1994  -  $1,000,000 excess of $1,000,000, each occurrence.
                            $8,000,000 excess of $2,000,000, each occurrence, each policy.

                   1995  -  $1,000,000 excess of $1,000,000, each occurrence.
                            $8,000,000 excess of $2,000,000, each occurrence, each policy.

                   1996  -  $1,000,000 excess of $1,000,000 each occurrence.
                            $8,000,000 excess of $2,000,000 each occurrence, each policy.

PREMIUM:
(Eff. 12/31/96)     The following premiums shall be payable to the Reinsurers in full, respectively:

                                    1/1/95         12/31/95         12/31/96
                                    ------         --------         --------
                    Section (A)     $2,983,071     $1,821,299       $1,705,669
                    Section (B)     $1,847,218     $1,129,205       $1,057,514
                    Section (C)     $1,132,166     $  692,094       $  648,154

ADDITIONAL
PREMIUM:            In the event that paid losses and loss adjustment expenses
(Eff. 12/31/96)     under this contract as of any December 31 exceed
                    $14,000,000, the Company shall pay as additional premium
                    60% of the difference between such paid loss amount and 100% of the premium payable hereunder as of January 1, 1995, December 31, 1995 and December 31, 1996 combined.

PROFIT
COMMISSION:         As of December 31, 1996, and annually thereafter a
(Eff. 12/31/96)     provisional Profit Commission Statement shall be prepared
                    in accordance with the following formula:

                    Income - 95% of premiums payable under Sections (A), (B) and
                    (C) as of January 1, 1995 and December 31, 1995 and 94.9% of premiums payable as of December 31, 1996

                                               PLUS

                    Interest Credit computed at 6.25% annual interest rate on net cash held by the Reinsurers from January 1, 1995 and 5.50% annual interest rate on net cash held by the Reinsurers from December 31, 1995.

                    The term "Net Cash" shall mean 95% of premiums payable as of January 1, 1995, December 31, 1995 and 94.9% of premiums payable as of December 31, 1996 hereunder, less loss and loss adjustment expenses paid and any provisional profit commission paid in previous calculations;

                                                LESS

                    Outgo - 100% of all paid and outstanding loss and loss adjustment expenses recoverable hereunder as of the time of calculation.

                    It is understood and agreed that payment of Profit Commission to the Company shall be as of December 31, 1999, and shall be subject to full and final release of the Reinsurers liability under this Contract. However, notwithstanding the foregoing, the Company at its option can elect to receive as of any December 31 an annual provisional payment of 20% of the expected total Profit Commission hereunder.

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
PROFIT
COMMISSION:
(Eff. 12/31/96)
(Cont'd) Should the provisional Profit Commission calculation result in a deficit then any previous provisional payments received by the Company shall be returned to the Reinsurers. Likewise, for purposes of all Profit Commission calculations hereunder any allocation under "Outgo" for I.B.N.R. loss reserves shall be subject to mutual agreement of the parties hereto.

GENERAL
CONDITIONS:         Loss Adjustment Expenses to be Pro-Rated.
                    Excess of Original Policy Limits Clause.
                    80% Extra Contractual Obligations Clause.
                    Ultimate Net Loss Clause.
                    Net Retained Lines Clause.
                    Notice of Loss Clause.
                    Loss Funding Clause Including IBNR. (See Attached)
                    Special Funding Clause.
                    Commutation Clause.
                    Offset Clause.
                    Errors and Omissions Clause.
                    Insolvency Clause.
                    Service of Suit Clause.
                    Arbitration Clause.
                    Access to Records Clause.
                    Willcox Incorporated Intermediary Clause.


REINSURERS
HEREON:             Hannover Ruckversicherungs-Aktiengesellschaft        100.00%
                                                                         ======



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


This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order, please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


---------------------------------------
Company


---------------------------------------
Signature


---------------------------------------
Date




                                         Willcox Incorporated


                                         By
                                           -------------------------------
                                           Vice President

                         LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                           IBNR
         Period                            Factor
         ------                            ------
         Current Year                      97.00%
         First Development Year            40.00%
         Second Development Year           17.00%
         Third Development Year             7.00%
         Fourth Development Year &
         Subsequent                         2.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.




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